Exhibit 99.1

                              LETTER OF TRANSMITTAL

                  Transportation Technologies Industries, Inc.

    OFFER TO EXCHANGE ITS ISSUED AND OUTSTANDING 12 1/2% SENIOR SUBORDINATED
     NOTES DUE 2010 FOR ITS 12 1/2% SENIOR SUBORDINATED NOTES DUE 2010 WHICH
        HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

               PURSUANT TO THE PROSPECTUS, DATED         , 2004

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2004,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00
P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                U.S. Bank National Association, as Exchange Agent

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
   By Registered or Certified Mail:                   By Hand after                   By Hand before 4:30 p.m.:
                                            4:30 p.m. or by Overnight Courier:

U.S. Bank National Association                U.S. Bank National Association          U.S. Bank National Association
     as Exchange Agent                               as Exchange Agent                       as Exchange Agent
      60 Livingston Avenue                        60 Livingston Avenue                  60 Livingston Avenue
      St. Paul, MN 55107                           St. Paul, MN 55107                    St. Paul, MN 55107
    Attention: Specialized Finance            Attention: Specialized Finance        Attention: Specialized Finance
           Tel: 800-934-6802                        Tel: 800-934-6802                     Tel: 800-934-6802



                                  By Facsimile:
                                 (651) 495-8097

                              Confirm by Telephone:
                                 (651) 495-3913

   Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

     The instructions set forth in this Letter of Transmittal (the "Letter of Transmittal") should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 2004 (the "Prospectus"), of Transportation Technologies Industries, Inc., a Delaware corporation (the "Company") and certain of its subsidiaries (each, a "Guarantor" and collectively the "Guarantors"), and this Letter of Transmittal, which together constitute the Company's and each Guarantor's offer (the "Exchange Offer") to exchange up to $100,000,000 aggregate principal amount of the Company's 12 1/2% Senior Subordinated Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 12 1/2% Senior Subordinated Notes due 2010 (the "Outstanding Notes"), which have not been so registered. Each of the Exchange Notes and the Outstanding Notes are fully and unconditionally guaranteed by each Guarantor. U.S. Bank National Association (the "Exchange Agent") has been appointed as exchange agent for the Exchange Offer.

     For each Outstanding Note accepted for exchange, the registered holder of such Outstanding Note (collectively with all other registered holders of Outstanding Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Registered holders of Exchange Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 21, 2004. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date after consummation of the Exchange Offer and, in lieu thereof, will receive payment with respect to accrued interest on the Exchange Notes to the extent Outstanding Notes or Exchange Notes were held on the applicable record date.

     This Letter of Transmittal is to be completed by a Holder of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if a tender of Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes acquired in exchange for Outstanding Notes tendered are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such recipient is such Holder itself, (ii) neither such Holder nor, to the actual knowledge of such Holder, any other person receiving Exchange Notes from such Holder is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) if such Holder is not a broker-dealer, at the time of the consummation of the Exchange Offer neither such Holder nor, to the actual knowledge of such Holder, any other person receiving Exchange Notes from such Holder has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes in violation of the federal securities laws,
(iv) neither such Holder nor, to the actual knowledge of such Holder, any other person is an "affiliate" of the Company or any Guarantor, within the meaning of Rule 405 under the Securities Act, or, if it is an affiliate of the Company, it will comply with the registration and prospectus delivery requirements of the federal securities laws to the extent applicable and will provide certain information to be included in any shelf registration statement filed pursuant to the registration rights agreement dated May 21, 2004 entered into by the Company and the Guarantors for the benefit of all holders of the Outstanding Notes, in order to have such Holder's Outstanding Notes included in such shelf registration statement and benefit from the additional interest provisions of the registration rights agreement, and (v) if such Holder is a broker-dealer, such Holder has acquired the Outstanding Notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the federal securities laws, including the prospectus delivery requirements.

     The undersigned also acknowledges that (i) this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties and (ii) the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company or the Guarantors, within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (x) such Exchange Notes are acquired in the ordinary course of such Holder's business and
(y) such Holder has no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Commission has not considered this Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to this Exchange Offer as in other circumstances. If any Holder is an affiliate of the Company or the Guarantors, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Guarantors to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein, in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated below maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown in the box below entitled "Description of Outstanding Notes Delivered."






      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF
     OUTSTANDING NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO
            HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

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------------------------------------------------------------------------------------------------------------------------

                                      DESCRIPTION OF OUTSTANDING NOTES DELIVERED
------------------------------------------------------------------------------------------------------------------------
             Name(s) and                                                                              Principal
   Address of Registered Holder(s)          Certificate         Aggregate Principal Amount             Amount
     (Please fill-in, if blank)              Number(s)*           Held by Such Holder(s)             Tendered**
-------------------------------------- ----------------------- ------------------------------ --------------------------
                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------

                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------
                               Total:
                                                                                               $_________________

-------------------------------------- ----------------------- ------------------------------ --------------------------


* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Outstanding Notes held by such Holder. See Instruction
     2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.



|_|    CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution____________________________________________

       Account Number_____________________  Transaction Code Number_____________

     By crediting Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message (as defined in Instruction 1) to the Exchange Agent in which the Holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms, on behalf of itself and the beneficial owners of such Outstanding Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

|_| CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name of Registered Holder________________________________________________

       Window Ticket Number (if any)____________________________________________

       Date of Execution of Notice of Guaranteed Delivery_______________________

       Name of Institution Which Guaranteed Delivery____________________________

       If Delivered by Book-Entry Transfer, Complete the Following:

       Account Number______________________ Transaction Code Number_____________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

       Name_____________________________________________________________________

       Address__________________________________________________________________

       _________________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and it has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes.

     If the undersigned is a broker-dealer, the undersigned, in addition to the representations above, further (x) represents that it acquired Outstanding Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or the Guarantors or an "affiliate" of the Company or the Guarantors, within the meaning of Rule 405 under the Securities Act, to distribute the Exchange Notes to be received in the Exchange Offer, and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in exchange for Outstanding Notes in the Exchange Offer. Such broker-dealer will not be deemed, solely by reason of such acknowledgment and Prospectus delivery, to be admitting that it is an "underwriter" within the meaning of the Securities Act.








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--------------------------------------------------------     -----------------------------------------------------
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             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)                                  (See Instructions 3 and 4)

     To be completed ONLY if certificates for                     To be completed ONLY if certificates for
Outstanding Notes not exchanged and/or Exchange Notes        Outstanding Notes not exchanged and/or Exchange
are to be issued in the name of someone other than the       Notes are to be sent to someone other than the
person or persons whose signature(s) appear(s) on this       person or persons whose signature(s) appear(s) on
Letter of Transmittal below or if Outstanding Notes          this Letter of Transmittal below or to such person
delivered by book-entry transfer which are not               or persons at an address other than shown in the
accepted for exchange are to be returned by credit to        box entitled "Description of Outstanding Notes
an account maintained at DTC other than the account          Delivered" on this Letter of Transmittal below.
indicated above.

Issue Exchange Notes and/or Outstanding Notes to:            Mail Exchange Notes and/or Outstanding Notes to:


Name:_________________________________________________       Name:_______________________________________________
                     (Please Type or Print)                                     (Please Type or Print)

Address:______________________________________________       Address:____________________________________________

        ______________________________________________       ____________________________________________________
                                            (Zip Code)                                               (Zip Code)


/ / Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below.

     _________________________________________________
                     (DTC Account)


--------------------------------------------------------     -----------------------------------------------------


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX ABOVE.

                               PLEASE SIGN BELOW.

         (All Tendering Holders Must Complete This Letter Of Transmittal
                    And The Accompanying Substitute Form W-9)

Dated: ______________________, 2004

X_______________________________________________________________________________

X_______________________________________________________________________________
                (Signature(s) of Holders or Authorized Signatory)

Area Code and Telephone Number:_________________________________________________

If a Holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:___________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone:______________________________________________________________________

               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:_____________________________
                                                      (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

Dated: __________________________________, 2004

                                  INSTRUCTIONS

      OFFER TO EXCHANGE THE COMPANY'S ISSUED AND OUTSTANDING 12 1/2% SENIOR SUBORDINATED NOTES DUE 2010 FOR THE COMPANY'S 12 1/2% SENIOR SUBORDINATED
  NOTES DUE 2010 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                                   AS AMENDED

1. Delivery Of This Letter Of Transmittal And Outstanding Notes; Guaranteed Delivery Procedures.

     This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering through ATOP that such DTC participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such DTC participant. Holders who tender their Outstanding Notes using the DTC ATOP procedures need not submit this Letter of Transmittal.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 3), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, overnight delivery mail or hand delivery), setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Business Days after the Expiration Date, a properly completed and executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly completed and executed Letter of Transmittal or Agent's Message, as the case may be, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three Business Days after the Expiration Date. The term "Business Day" means any day that is not a Saturday, Sunday or legal Holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   Partial Tenders (Not Applicable To Holders Who Tender By Book-Entry
     Transfer).

     If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes Delivered -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures On This Letter Of Transmittal, Bond Powers and Endorsements, Guarantee Of Signatures.

     If this Letter of Transmittal is signed by the Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder(s) of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the Holder(s) that appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION WHICH IS A MEMBER OF THE SECURITY TRANSFER AGENTS MEDALLION PROGRAM OR BY ANY OTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of an issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Withdrawal of Tenders.

     Tenders of Outstanding Notes, or any portion thereof, may be withdrawn in integral multiples of $1,000 principal amount at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written, telegraphic or facsimile notice of withdrawal must be received by the Exchange Agent at the appropriate address set forth above.

Notes Held by Holders.

     Any notice of withdrawal must specify the name of the person having tendered the Outstanding Notes to be withdrawn, contain a description of the Outstanding Notes to be withdrawn (including the aggregate principal amount of such Outstanding Notes, the interest rate and the maturity date), and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then the notice of withdrawal must also identify the certificate number or numbers shown on the particular certificates to be withdrawn and be signed by the Holder of such Outstanding Notes in the same manner as the original signature on this Letter of Transmittal or be accompanied by (1) documents of transfer in a form acceptable to us, in our sole discretion, and (2) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder.

Notes Held through DTC.

     If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes, the principal amount of the Outstanding Notes to which such withdrawal relates, the signature of the DTC participant in the same manner as the participant's name appears on its transmission through ATOP to which such withdrawal relates and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties.

     All signatures on a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program; provided, however, that signatures on the notice of withdrawal need not be guaranteed if the Outstanding Notes being withdrawn are held for the account of any Eligible Institution. If a notice of withdrawal is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the notice of withdrawal.

     Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.  Requests For Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a prospective Holder of Exchange Notes to be issued pursuant to the "Special Issuance Instructions" (as described above) may be subject to backup withholding tax unless such prospective Holder provides the Company (as payor), through the Exchange Agent, with Substitute Form W-9, as described below in "Purpose of Substitute Form W-9," or otherwise establishes a basis for exemption. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding tax and reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding tax applies, the Company is required to withhold 28% (31% after 2010) of any payment made to the Holder of Exchange Notes or other payee. Backup withholding tax is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding tax on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) (a) such prospective Holder's correct TIN (e.g., social security number or employer identification number) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder has applied for and is awaiting a TIN);
(b) certification that (1) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding tax; and (c) certification that the Holder is a United States person; or (ii) an adequate basis for exemption from backup withholding tax. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of the Exchange Notes may be subject to certain penalties imposed by the Internal Revenue Service unless such failure is due to reasonable cause and not to willful neglect.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.


                  TO BE COMPLETED BY CERTAIN TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                  PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION

------------------------------------ -------------------------------------- ---------------------------------------
SUBSTITUTE                           PART I--PLEASE PROVIDE YOUR TIN IN
Form W-9                             THE BOX AT RIGHT OR INDICATE THAT      TIN:  ________________________________
                                     YOU APPLIED FOR A TIN AND CERTIFY BY         Social Security Number or
                                     SIGNING AND DATING BELOW.                    Employer Identification Number

                                                                            TIN Applied for / /

                                     ------------------------------------------------------------------------------
Department of the Treasury           PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Internal Revenue Service
                                     (1)    The number shown on this form is my
                                            correct Taxpayer Identification
                                            Number (or I am waiting for a number
                                            to be issued to me);
                                     (2)    I am not subject to backup
                                            withholding either because: (a) I am
                                            exempt from backup withholding, or
                                            (b) I have not been notified by the
                                            Internal Revenue Service (the "IRS")
                                            that I am subject to backup
                                            withholding as a result of a failure
                                            to report all interest or dividends,
                                            or (c) the IRS has notified me that
                                            I am no longer subject
Payor's Request for Taxpayer                to backup withholding; and
Identification Number ("TIN")        (3)    I am a United States person (including a
and Certification                           United States resident alien).

                                     Signature:________________________   Date: ___________________________

------------------------------------ ------------------------------------------------------------------------------


     You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends in your tax return.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO
     THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% (31% AFTER 2010) OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 1 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% (31% after 2010) of all reportable payments made to me thereafter will be withheld until I provide a number.

___________________________________________   __________________________________
                Signature                                   Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


------------------------------- -----------------------------    -------------------------- --------------------------
                                Give the                                                    Give the EMPLOYER
For this type of account:       SOCIAL SECURITY                  For this type of account:  IDENTIFICATION
                                number of--                                                  number of--
------------------------------- -----------------------------    -------------------------- --------------------------
1.   Individual                 The individual                   8.   Sole proprietorship   The owner (4)
                                                                      account
2.   Two or more individuals    The actual owner of the          9.   A valid trust,        The legal entity (Do not
     (joint account)            account or, if combined               estate or pension     furnish the identifying
                                funds, the first individual           trust                 number of the personal
                                on the account(1)                                           representative or
                                                                                            trustee unless the legal
                                                                                            entity itself is not
                                                                                            designated in the
                                                                                            account title.) (5)

3.   Husband and wife (joint    The actual owner of the          10. Corporate              The corporation
     account)                   account or, if joint funds,
                                the first individual on the
                                account(1)

4.   Custodian account of a     The minor(2)                     11.  Religious,            The organization
     minor (Uniform Gift to                                           charitable, or
     Minors Act)                                                      educational
                                                                      organization

5.   Adult and minor (joint     The adult or, if the minor       12. Partnership account    The partnership
     account)                   is the only contributor,              held in the name of
                                the minor(1)                          the business

6.   Account in the name of     The ward, minor, or              13.  Association, club,    The organization
     guardian or committee      incompetent person(3)                 or other tax-exempt
     for a designated ward,                                           organization
     minor, or incompetent
     person

7.   a.  The usual revocable    The grantor-trustee(1)           14.  A broker or           The broker or nominee
         savings trust                                                registered nominee
         account (grantor is
         also
         trustee)

     b.  So-called trust        The actual owner(1)              15.  Account with the      The public entity
         account that is not                                          Department of
         a legal or valid                                             Agriculture in the
         trust under State law                                        name of a public
                                                                      entity (such as a
                                                                      State or local
                                                                      government, school
                                                                      district, or
                                                                      prison) that
                                                                      receives
                                                                      agricultural
                                                                      program payments
------------------------------- -----------------------------    -------------------------- --------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2



Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

     o    A corporation.

     o    A financial institution.

     o An organization exempt from tax under section 501(a),* an individual retirement plan or a custodial account under section 403(b)(7).

     o    The United States or any agency or instrumentality thereof.

     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     o An international organization or any agency or instrumentality thereof.

     o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under section 584(a).

     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     o An entity registered at all times under the investment Company Act of 1940.

     o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     o    Payments to nonresident aliens subject to withholding under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     o Payments of patronage dividends where the amount received is not paid in money.

     o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

     o    Payments of interest on obligations issued by individuals.


          Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.



     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o    Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice--Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold federal income tax on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.--If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


________________

* Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.